UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 20, 2023

CYCLO THERAPEUTICS, INC.
(Exact name of registrant as specified in charter)

Nevada	000-25466	59-3029743
(State or other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification No.)

6714 NW 16th Street, Suite B, Gainesville, Florida	32653
(Address of Principal Executive Offices)	(zip code)

386-418-8060
(Registrant’s telephone
number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	CYTH	The Nasdaq Stock Market LLC
Warrants to purchase Common Stock	CYTHW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02 Unregistered Sale of Equity Securities.

On April 20, 2023, Cyclo Therapeutics, Inc. (the “Company”), completed a private placement of its securities priced at-the-market under the rules of The Nasdaq Stock Market, Inc., to a group of accredited investors (the “Private Placement”) that included several directors of the Company and members of management and their affiliates; including Novit, LP, an entity affiliated with F. Patrick Ostronic; and Unmet Medical Need, Inc., a non-profit charitable organization affiliated with C.E. Rick Strattan.

Investors in the private placement purchased 1,562,883 shares of common and were issued warrants to purchase 1,562,883 shares of common (the “Warrants”). The purchase price for one share of common stock and a Warrant to purchase one share of common stock was $0.835. The Warrants have an exercise price of $0.71 and have a term of seven years. The gross proceeds of the Private Placement were $1,305,000.

The sale of securities in the Private Placement was exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant Section 4(a)(2) thereof and Rule 506 of Regulation D promulgated thereunder.  The Company did not utilize a financial adviser or placement agent in connection with the Private Placement.

The information set forth above is qualified in its entirety by reference to the actual terms of the Purchase Agreement, and the Warrant, which have been filed as Exhibits 10.1 and 4.1, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit 4.1	Form of Warrant, dated April 20, 2023, issued by Cyclo Therapeutics, Inc.

Exhibit 10.1	Securities Purchase Agreement, dated as of April 20, 2023, between Cyclo Therapeutics, Inc. and purchasers party thereto.

Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cyclo Therapeutics, Inc.

Date: April 24, 2023

By:	/s/ N. Scott Fine
N. Scott Fine
Chief Executive Officer